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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): MARCH 13, 2000
                                                       -------------------------


                                   HIE, INC.
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             (Exact name of registrant as specified in its charter)




          GEORGIA                    0-27056                     58-2112366
     ---------------              -----------             ---------------------
     (State or other              (Commission                (I.R.S. Employer
      jurisdiction of             File Number)            Identification Number)
      incorporation
      or organization)



             1850 PARKWAY PLACE, SUITE 1100, MARIETTA, GEORGIA      30067
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              (Address of principal executive offices)            (Zip Code)

Registrant's  telephone  number,  including area code: (770) 423-8450
                                                      --------------------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 13, 2000, HIE, Inc. (the "Company") signed an agreement, effective as of February 25, 2000, to purchase certain service contracts and other assets of the Integrated Solutions Division ("ISD") of Thermo Information Solutions Inc. ("Thermo"). ISD, based in Charleston, South Carolina, designs, implements and manages information technology solutions. The purchase price consisted of 1,307,345 shares of the Company's common stock and a warrant to purchase an additional 261,469 shares of the Company's common stock at any time on or before March 13, 2004 at an exercise price of $4.207 per share. As part of the purchase price, the Company also assumed a $500,000 liability related to the on-going operations of the acquired business. On the closing date, the fair value of the securities issued was $5,500,000. The value of the warrant was $506,028 on the closing date, determined using the Black-Scholes option-pricing model. Thermo has a one-time right, exercisable at any time on or before September 14, 2000, subject to certain limitations, to receive additional shares of HIE common stock in the event that the average trading price of HIE common stock during the 10-day trading period prior to its election is below $4.207 per share.

The purchase price and other terms of the Acquisition were determined as a result of arms' length negotiations between unrelated parties. At the closing date, there was no material relationship between the Company and Thermo or any of the shareholders of Thermo, or any of their respective affiliates, officers, directors or associates.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Business Acquired.

         It is impracticable to provide financial statements for ISD, to the extent required, at the date of the filing of this Form 8-K. The financial statements, if required, will be provided as soon as practicable but not later than 60 days after the date on which this Form 8-K is filed.

         (b)   Pro Forma Financial Information.

         It is impracticable to file the pro forma financial information for ISD, to the extent required, at the date of the filing of this Form 8-K. The pro forma financial information, if required, will be provided as soon as practicable, but not later than 60 days after the date on which this Form 8-K is filed.

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         (c)      Exhibits

                  Exhibit
                  Number   Description
                  ------   -----------

                  2.1 Asset Purchase Agreement dated March 13, 2000 between Thermo Information Solutions Inc. and HIE, Inc. (In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Asset Purchase Agreement have not been included. The Registrant agrees to furnish supplementally a copy of the omitted exhibits and schedules to the Commission upon request.)

                  2.2 Common Stock Purchase Warrant dated March 13, 2000 issued by HIE, Inc. to Thermo Information Solutions Inc.


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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HIE, Inc.



                                        By: /s/ Joseph A. Blankenship
                                           -------------------------------
                                           Joseph A. Blankenship
                                           Senior Vice President-Finance,
                                           Chief Financial Officer,
                                           Treasurer and Secretary

Date:    March 28, 2000

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                                    EXHIBIT INDEX
                                    -------------

         Exhibit
         Number            Description
         ------            -----------

         2.1               Asset Purchase Agreement dated
                           March 13, 2000 between Thermo
                           Information Solutions Inc. and
                           HIE, Inc.

         2.2               Common Stock Purchase Warrant
                           dated March 13, 2000 issued by
                           HIE, Inc. to Thermo Information
                           Solutions Inc.





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